The Ambassador Fund (the “Fund”)

Institutional Class Shares (Ticker Symbol: EMPIX)

Class S Shares (Ticker Symbol: EMPSX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated November 5, 2026, to the currently effective

Prospectus and Statement of Additional Information (“SAI”).

Effective October 30, 2026, Bert Ji began serving as the portfolio manager of the Fund and assumed primary responsibility for the day-to-day management of the Fund’s portfolio, assisted by other members of the investment team of Embassy Asset Management LP (“Embassy”). Effective October 30, 2026, Niall MacGillivray no longer serves as portfolio manager of the Fund.

The “Portfolio Manager” section on page 14 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager

Byung Ju (“Bert”) Ji, Portfolio Manager of Embassy, is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Ji has served as a Portfolio Manager of Embassy’s ILS strategies since joining Embassy in February 2026 and has served as the Fund’s portfolio manager since October 2026.

The “MANAGEMENT OF THE FUND – Portfolio Manager” section on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager

Byung Ju (“Bert”) is primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Ji has served as a Portfolio Manager of Embassy’s ILS strategies, including the strategy pursued by the Fund, since joining Embassy in February 2026 and has had primary responsibility for the day-to-day management of the Fund’s portfolio since October 2026. Prior to Embassy, Mr. Ji served as Chief Executive Officer and Co-Founder of Authors of Boston. Mr. Ji previously worked at Nephila Capital, where he spent almost nine years, three of which he was the Head of Portfolio Management overseeing management of entire catastrophe risk portfolios. Mr. Ji received a BSc Physics Co-Operative Option (honours) from the University of Waterloo (Canada).

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund securities.

The “MANAGEMENT OF THE FUND – Portfolio Managers” section on page B-28 of the SAI is deleted in its entirety and replaced with the following:

Portfolio Manager

Other Accounts Managed by the Portfolio Manager. As of October 30, 2026, information on other accounts managed by the Fund’s portfolio manager is as follows.

Bert Ji
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets (in millions) ($)	Number of Accounts	Total Assets (in millions) ($)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	2	Approx. $83	2	Approx. $83
Other Accounts	0	$0	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. Mr. Ji’s compensation is paid by Embassy or an affiliate of Embassy and consists of a base salary and additional variable compensation based on the growth of the Fund.

Ownership of the Fund by the Portfolio Manager. As of October 30, 2026, the portfolio manager did not own any shares of the Fund.

Please retain this Supplement for future reference.